UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2010

JEDEDIAH RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, 3rd Floor Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +45-8842 9181

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On July 23, 2010, Jedediah Resources Corp. (the “Company”), entered into a $50,000 unsecured convertible promissory note (the “Promissory Note”) with Paramount Trading Company Inc. (the “Lender”).  Under the terms of the Promissory Note, the Lender will receive the principal amount of $50,000, plus interest at the rate of 12% per annum, on July 24, 2011; provided, however, the Lender shall have the right to convert all, or any portion, of the outstanding principal plus all accrued interest into a number of fully paid and non-assessable whole shares of the Company's common stock as derived from the fair market value of the Company’s common stock at the time of exercise. The Promissory Note may be prepaid by the Company at any time without penalty or premium.

Item 2.03	Creation of a Direct Financial Obligation

As more fully described in Item 1.01 of this Current Report, which information is incorporated by reference into this Item 2.03, the Company entered into the Promissory Note, thereby creating a direct financial obligation.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)   Previous independent registered public accounting firm.

On July 22, 2010, the Board of Directors of the Company (the “Board”) approved the engagement of Matthew G. Wright, C.A. (“C.A. Firm”) as the Company’s independent registered public accounting firm for the fiscal quarter ending June 30, 2010 and subsequent periods.  Additionally, the Board approved the engagement of De Joya Griffith & Company, LLC, as its special auditors engaged solely to review the financial information of the Company for the fiscal quarter ending June 30, 2010 to determine whether modifications are necessary to confirm such financial information to U.S. Generally Accepted Accounting Principles.

On July 22, 2010, the Company notified BDO Canada LLP (“BDO Canada”) that it was dismissed as the Company’s independent registered public accounting firm.  The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by BDO Canada.

The reports of BDO Canada on the Company’s financial statements for the fiscal years ended September 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended September 30, 2009 and 2008, and through July 22, 2010, there have been no disagreements with BDO Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of BDO Canada, would have caused BDO Canada to make reference thereto in its reports on the financial statements.

During the Company’s fiscal years ended September 30, 2009 and 2008, and through July 22, 2010, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO Canada with a copy of this Current Report on Form 8-K and requested that BDO Canada furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether BDO Canada agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  A copy of the letter from BDO Canada, dated July 26, 2010, is filed as Exhibit 16.1 to this Current Report.

(b)   New independent registered public accounting firm.

The Company has engaged Matthew G. Wright, C.A. as its new independent registered public accounting firm as of July 22, 2010. During the fiscal years ended September 30, 2009 and 2008, and through July 22, 2010, the Company did not consult with the C.A. Firm regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K. In deciding to select the C.A. Firm, the Board reviewed auditor independence issues and existing commercial relationships with the C.A. Firm and concluded the C.A. Firm has no commercial relationship with the Company that would impair its independence.  Additionally, The Company has engaged De Joya Griffith & Company, LLC (“De Joya”) as its special auditors as of July 23, 2010.  During the fiscal years ended September 30, 2009 and 2008, and through July 23, 2010, the Company did not consult with De Joya regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K. In deciding to select De Joya, the Board reviewed auditor independence issues and existing commercial relationships with De Joya and concluded De Joya has no commercial relationship with the Company that would impair its independence.

Item 5.03	Amendment to Articles of Incorporation

On July 9, 2010, the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Securityholders”) approved, in each case by written consent, the following amendments to the Company’s Certificate of Incorporation.

Change in Name

The Majority Securityholders approved a change to the Company’s name from “Jedediah Resources Corp.” to “Alterola Biotech Inc.”

Increase in Authorized Shares

The Majority Securityholders approved an increase of the Company’s authorized common stock, par value $.001 per share, (the “Common Stock”), from 90,000,000 shares of Common Stock to 140,000,000 shares of Common Stock.  The number of shares of authorized capital stock set forth in the Company’s amended and restated certificate of incorporation is necessary for the Company to have sufficient additional authorized stock for financing the Company’s business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.  The number of shares of preferred stock remains unchanged at 10,000,000.

Forward Split

 The Majority Securityholders approved a 10 for 1 forward split of the outstanding Common Stock, which may improve the price level of the Common Stock by lowering its per share price, which could help generate interest in the Company among investors and facilitate other business opportunities.

Each of the above amendments is further described in the Company’s Amended and Restated Certificate of Incorporation, attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation

10.1	Promissory Note between the Company and Paramount Trading Company Inc., dated July 23, 2010.

16.1	Letter of BDO Canada LLP dated July 26, 2010, regarding change in independent registered public accounting firm.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2010	JEDEDIAH RESOURCES CORP.

	By:	/s/ Soren Nielsen
Name: Soren Nielsen
Title: Chief Executive Officer